SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 5)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2011

DUTCH GOLD RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-72163	58-2550089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road Suite 1500 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 419-2440

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  The Registrant hereby files this Amendment No. 5 to the Current Report on Form 8-K originally filed on March 21, 2011 to attach the Exhibit 16.1 correspondence.

Item 4.01	Changes In Registrant’s Certifying Accounts

1.	Previous Independent Registered Public Accounting Firm.

A.  On March 18, 2011, the Board of Directors of the Registrant dismissed its independent registered public accounting firm, Gruber & Company, LLC (“Gruber”).

B.  The report of Gruber for the years ending December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change accountants was approved by the Registrant's board of directors on March 18, 2011, and on such date Hancock Askew & Co, LLP (“Hancock”) was engaged as the Registrant's new independent registered public accountants. The Registrant did not consult Hancock regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Registrant’s financial statements.

D.  During the Registrant's two most recent fiscal years and the subsequent interim period through the date of dismissal March 18, 2011), there were no disagreements with Gruber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Gruber, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Registrant’s financial statements.

E.  The Registrant has made the contents of its Form 8-K available to Gruber and requested it to furnish a letter to the Commission as to whether Gruber agrees or disagrees with, or wishes to clarify the Registrant's expression of their views. Gruber has furnished the Registrant with such letter which is attached to this Current Report on Form 8-K/A as Exhibit 16.1.

2.	New Independent Registered Public Accounting Firm.

The Registrant has engaged Hancock as its new independent certified public accounting firm to audit the Registrant’s financial statements December 31, 2010. Prior to such engagement and during the two most recent years or any subsequent interim period prior to engaging Hancock, neither the Registrant, not anyone acting on its behalf, consulted such firm on any of the matters regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Gruber & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH GOLD RESOURCES, INC.
(Registrant)

Date: November 9, 2011
	By:	/s/ Daniel W. Hollis
Name: Daniel W. Hollis
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Gruber & Company, LLC